UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 19, 2019

BARNES & NOBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12302	06-1196501
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

122 Fifth Avenue
New York, New York 10011
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 633-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BKS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition

On June 19, 2019, Barnes & Noble, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and the full year ended April 27, 2019 (the “Press Release”).  A copy of the Press Release is attached hereto as Exhibit 99.1.

 The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company’s financial results shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

     To supplement the Company’s consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), in the Press Release attached hereto as Exhibit 99.1, the Company uses the non-GAAP financial measures of EBITDA (defined by the Company as earnings before interest, taxes, depreciation and amortization) and adjusted EBITDA (defined by the Company as EBITDA, excluding goodwill impairment and severance costs related to the new store labor model, with respect to fiscal 2018, and excluding store and publishing contract impairments, as well as non-recurring professional fees, with respect to fiscal 2019, in each case as described further in the Press Release).

The Company’s management reviews this non-GAAP measure internally to evaluate the Company’s performance and manage its operations.  The Company believes that the inclusion of EBITDA results provide investors useful and important information regarding the Company’s operating results. The non-GAAP measure included in the Press Release attached hereto as Exhibit 99.1 has been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures.  The Company urges investors to carefully review the GAAP financial information included as part of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1  Press Release of Barnes & Noble, Inc., dated June 19, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC.
(Registrant)

By:	/s/Allen W. Lindstrom
Allen W. Lindstrom
Chief Financial Officer

Date: June 19, 2019

Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Barnes & Noble, Inc., dated June 19, 2019